UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 2, 2026

Hawthorn Bancshares, Inc.
(Exact Name of Registrant as Specified in Charter)

Missouri	0-23636	43-1626350
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

132 East High Street, PO Box 688, Jefferson City, Missouri 65102 (Address of Principal Executive Offices) (Zip Code)
573-761-6100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	HWBK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
Hawthorn Bancshares, Inc. (the "Company") held its 2026 Annual Meeting of Shareholders (the "Annual Meeting") on June 2, 2026. A total of 5,116,853 shares of the Company's common stock were present or represented by proxy at the Annual Meeting. This represented approximately 74.27% of the Company's shares of common stock that were outstanding and entitled to vote at the Annual Meeting. Four proposals were presented to the Company's shareholders at the Annual Meeting as described in Hawthorn's 2026 Proxy Statement. The final results of the shareholder vote on each of the proposals are as follows:
Proposal 1: Election of Directors. Hawthorn's shareholders elected four (4) Class I director nominees to serve a three-year term expiring at the Company's 2029 annual meeting of shareholders and until their respective successors are duly elected and qualified or until their respective earlier resignation or removal:

Name of Director Nominee	Number of Shares Voted "For"	Number of Shares Voted "Against"	Abstentions	Broker Non-Votes
Kathleen L. Bruegenhemke	3,454,668	8,413	117,520	1,536,250
Douglas T. Eden	3,393,288	38,345	148,968	1,536,250
Philip D. Freeman	2,925,051	544,135	111,416	1,536,250
Jonathan D. Holtaway	3,409,752	21,881	148,968	1,536,250
Proposal 2: Ratification and Approval of Independent Registered Public Accounting Firm. Hawthorn's shareholders ratified the appointment of Forvis Mazars, LLP as the Company's independent registered public accounting firm for the year ending December 31, 2026:

Number of Shares Voted "For"	Number of Shares Voted "Against"	Abstentions	Broker Non-Votes
4,858,332	155,391	103,130	0
Proposal 3: Advisory (Non-binding) Vote to Approve Executive Compensation. Hawthorn's shareholders approved the compensation of the Company's executives disclosed in the proxy statement:

Number of Shares Voted "For"	Number of Shares Voted "Against"	Abstentions	Broker Non-Votes
3,378,004	89,611	112,987	1,536,250
Proposal 4: Advisory (Non-binding) Vote on Frequency of Votes on Executive Compensation. Hawthorn's shareholders approved the frequency of votes on compensation of the Company's executives disclosed in the proxy statement every 1 year:

Every 1 Year	Every 2 Years	Every 3 Years	Abstentions	Broker Non-Votes
3,242,779	79,661	149,785	108,376	1,536,250
Additional information regarding the matters voted on at the 2026 Annual Meeting is contained in the Company's definitive proxy statement filed with the Securities and Exchange Commission on April 17, 2026.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 2, 2026, the Board of Directors (the "Board") of Hawthorn Bancshares, Inc. (the "Company") approved a form of restricted stock unit agreement under the Company's Equity Incentive Plan to be used for annual equity awards of restricted stock units to non-employee directors (the "Director RSU Agreement"). Under the Director RSU Agreement, non-employee directors are granted a specified number of restricted stock units, which vest on the first anniversary date of grant provided that the respective director provides continuous service through the vesting date. The description of the Director RSU Agreement contained herein is qualified in its entirety by the form of Director RSU Agreement, a copy of which is filed herewith as Exhibit 10.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

Exhibit No	Description

10.1	Form of Non-Employee Director Restricted Stock Unit Award Agreement
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 8, 2026	Hawthorn Bancshares, Inc. By: /s/ Brent M. Giles Name: Brent M. Giles Title: Chief Executive Officer

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